                                                                  Exhibit 1.1

     For Ministry Use Only                       Ontario Corporation Number
A l'usage exclusif du ministere                Numero de la societe en Ontario
                                                           1555603

[LOGO] Ministry of                             Ministere des Services
       Consumer and                            aux consommateurs
Ontario Business Services                      et aux entreprises
CERTIFICATE                                    CERTIFICAT
This is to certify that these                  Ceci certifie que les presents
articles are effective on                      status entrent en vigueur le

                            JANUARY 01 JANVIER, 2003
                                   [signature]
                              Director / Directrice
           Business Corporations Act / Loi sur les societes par actions


Trans     Line               Comp.     Method
Code       No.     Stat.     Type      Incorp.     Share
  A        0         0        A          3           S

Notice
 Req'd         Jurisdiction
   N      ONTARIO                                    A
32        33                 47                      57

                           ARTICLES OF AMALGAMATION
                              STATUTS DE FUSION

Form 4 Business Corporations Act
Formule 4 Loi sur les compagnies

1.  The name of the amalgamated                 Denomination sociale de la
    corporation is:                             societe issue de la fusion :
    --------------------------------------------------------------------------
    C A P I T A L   E N V I R O N M E N T A L   R E S O U R C E
    I N C .  /  R E S S O U R C E S   E N V I R O N N E M E N T A L E S
    C A P I T A L   I N C .

2.  The address of the registered office is:    Addresse du siege social :
    1005 Skyview Drive
    --------------------------------------------------------------------------
    (Street & Number or R.R. Number & if Multi-Office Building give Room No.)
                   (Rue et numero, ou numero de la R.R. et,
              s'il s'agit d'un edifice a bureaux, numero du bureau)

    Burlington                                                     L 7 P 5 B 1
    --------------------------------------------------------------------------
                    (Name of Municipality or Post Office)         (Postal Code)
                (Nom de la municipalite ou du bureau de poste)    (Code postal)

    N/A                               in the          N/A
    ---------------------------------------------------------------------------
    (Name of Municipality,            dans le/        (County, District
    Geographic Township)                 la           Regional Municipality)
    (Nom de la municipalite,                          (Comte, district,
    du region geographique                            municipalite regionale)

3.  Number (or minimum and                            Nombre (ou nombres minimal
    maximum number) of directors is:                  et maximal)
                                                      d'administrateurs :

                           Minimum of three; maximum of nine

4.  The director(s) is/are:                           Administrateur(s) :

                                         Address for service, giving Street & No.
                                         or R.R. No., Municipality and Postal Code.
                                         Domicile elu, y compris la rue et le
First name, initials and surname         numero, le numero de la R.R. ou le nom de       Resident Canadian State Yes or No
Prenom, initiales et nom de famille      la municipalite et le code postal               Resident Canadien Oui/Non
David Sutherland-Yoest                   1005 Skyview Drive                              Yes
                                         Burlington, ON L7P 5B1

Gary W. DeGroote                         1005 Skyview Drive                              Yes
                                         Burlington, ON L7P 5B1

Warren Grover                            159 Bay Street, Ste. 2800,                      Yes
                                         Commerce Court West
                                         Toronto, ON M5L 1A9

Don A. Sanders                           1005 Skyview Drive                              Yes
                                         Burlington, ON L7P 5B1

                                                                    Corporatek

                                                                            1A

4.  The director(s) is/are:                           Administrateur(s) :

                                         Address for service, giving Street & No.
                                         or R.R. No., Municipality and Postal code.
                                         Domicile elu, y compris la rue et le
First name, initials and surname         numero, le numero de la R.R. ou le nom de       Resident Canadian State Yes or No
Prenom, initiales et nom de famille      la municipalite et le code postal               Resident Canadien Oui/Non
Lucien Remillard                         1005 Skyview Drive                              Yes
                                         Burlington, ON L7P 5B1

Stanley A. Sutherland                    1005 Skyview Drive                              Yes
                                         Burlington, ON L7P 5B1

                                                                    Corporatek

5. A) The amalgamation agreement has been duly adopted       / /       A) Les actionnaires de chaque compagnie qui
      by the shareholders of each of the amalgamating                     fusionne ont dument adopte la convention de
      corporations as required by subsection 176(4)                       fusion conformement au paragraphe 176(4)
      of the BUSINESS CORPORATIONS ACT on the date                        de la Loi sur les compagnies a la
      set out below.                                                      date mentionnee ci-dessous.

                                                ---------------------
                                                 Check        Cocher
                                                 A or B       A ou B
                                                ---------------------

   B) The amalgamation has been approved by the              /X/       B) Les administrateurs de chaque compagnie qui
      directors of each amalgamating corporation                          fusionne ou approuve la fusion par voie de
      by a resolution as required by section 177 of                       resolution conformement a l'article 177 de la
      the BUSINESS CORPORATIONS ACT on the date set                       Loi sur les compagnies a la date mentionnee
      out below.                                                          ci-dessous.
      The articles of amalgamation in substance                           Les statuts de fusion reprennent essentiellement
      contain the provisions of the articles of                           les dispositions des statuts constitutifs de
      incorporation of

      CAPITAL ENVIRONMENTAL RESOURCE INC.     RESSOURCES ENVIRONNEMENTALES CAPITAL INC.

      and are more particularly set out in these articles.                et sont enonces textuellement aux presents statuts.

Names of amalgamating corporations
Denomination sociale des compagnies           Ontario Corporation Number                  Date de Adoption/Approval
qui fusionnent                                Numero de la compagnie en Ontario           Date d'adoption ou d'approbation
------------------------------------------    ---------------------------------           --------------------------------
CAPITAL ENVIRONMENTAL RESOURCE INC./          1456837                                     23 DEC 2002
RESSOURCES ENVIRONNEMENTALES CAPITAL INC.

WASTE SERVICES INC.                           1365884                                     23 DEC 2002

1364927 ONTARIO LIMITED                       1364927                                     23 DEC 2002

1364928 ONTARIO LIMITED                       1364928                                     23 DEC 2002

1427255 ONTARIO INC.                          1427255                                     23 DEC 2002

943162 ONTARIO INC.                           943162                                      23 DEC 2002

                                                                    Corporatek

                                                                            2A
                                                                Annex / Annexe

Names of amalgamating corporations
Denomination sociale des compagnies           Ontario Corporation Number                  Date de Adoption/Approval
qui fusionnent                                Numero de la societe en Ontario             Date d'adoption ou d'approbation
------------------------------------------    ---------------------------------           --------------------------------
HWM LTD.                                      1168733                                     23 DEC 2002

HUNEAULT SALES & EQUIPMENT LTD.               1197680                                     23 DEC 2002

MER BLEUE DEVELOPMENTS INC.                   910272                                      23 DEC 2002

NDC MANAGEMENT SERVICES INC.                  1202891                                     23 DEC 2002

Z BEST WASTE SYSTEMS INC.                     1554621                                     23 DEC 2002

QUALITY WASTE MANAGEMENT LTD.                 1554620                                     23 DEC 2002

WEST COAST SURVIVAL & SAFETY INC.             1554819                                     23 DEC 2002

NO. 400 SAIL VIEW VENTURES LTD.               1554822                                     23 DEC 2002

ACTIVE DISPOSAL & RECYCLING LTD.              1554816                                     23 DEC 2002

                                                                    Corporatek

6. Restrictions, if any, on business the corporation                   Limites, s'il y a lieu, imposees aux activites
   may carry on or on powers the corporation exercises:                commerciales ou aux pouvoirs de la compagnie:

None

7.  The classes and any maximum number of shares that                  Categories et nombre maximal, s'il y a lieu, d'actions
    the corporation is authorized to issue;                            que le compagnie est autorisee a emettre:

Unlimited number of Common Shares and unlimited number of Preferred Shares, issuable in series.

                                                                    Corporatek

8. Rights, privileges, restrictions and conditions                     Droits, privileges, restrictions et conditions,
   (if any) attaching to each class of shares and                      s'il y a lieu, rattaches a chaque categorie d'actions
   directors authority with respect to any class of                    et pouvoirs des administrateurs relatifs a chaque
   shares which is to be issued in series:                             categorie d'actions qui peut etre emise en serie :

     COMMON SHARES

     The holders of the Common Shares shall be entitled to vote at all meetings of shareholders of the Corporation except meetings at which only the holders of the Preferred Shares as a class or the holders of one or more series of the Preferred Shares are entitled to vote, and shall be entitled to one vote at all such meetings in respect of each Common Share held.

     After payment to the holders of the Preferred Shares of the amount or amounts to which they may be entitled, the holders of the Common Shares shall be entitled to receive any dividend declared by the board of directors of the Corporation and to receive the remaining property of the Corporation upon liquidation, dissolution or winding up, whether voluntary or involuntary, and any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

2.   PREFERRED SHARES

     Preferred Shares, as a class, shall be designated as Preferred Shares and shall have attached thereto the following rights, privileges, restrictions and conditions:

     2.1   Directors' Rights to Issue in One or More Series

           The Preferred Shares may be issued at any time or from time to time in one or more series. Before any shares of a series are issued, the board of directors of the Corporation shall fix the number of shares that will form such series and shall, subject to the limitations set out in the Articles, determine the designations, rights, privileges, restrictions and conditions to be attached to the Preferred Shares of such series, the whole subject to the filing with the Director
     [as defined in the BUSINESS CORPORATIONS ACT (the "Act")] of Articles of Amendment containing a description of such series including the rights, privileges, restrictions and conditions determined by the board of the directors of the Corporation.

     2.2   Ranking of the Preferred Shares

           The Preferred Shares of each series shall rank on a parity with the Preferred Shares of every other series with respect to dividends and return of capital in the event of the liquidation, dissolution or winding-up of the Corporation, and shall be entitled to a preference over the Common Shares of the Corporation and over any other shares ranking junior to the Preferred Shares with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affair. If any cumulative dividends, whether or not declared, or declared non-cumulative dividends or amount payables on a return of capital in the event of the liquidation, dissolution or winding-up of the Corporation are not paid in full in respect of any series of the Preferred Shares, the Preferred Shares of all series shall participate rateably in respect of such dividends in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of such return of capital in accordance with the sums that would be payable on such return of capital if all sums so payable were paid in full; provided, however, that if there are insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of the Preferred Shares with respect to return of capital shall be paid and satisfied first and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends. The Preferred shares of any series may also be given such other preferences not inconsistent with the rights, privileges, restrictions and conditions attached to the Preferred Shares as a class over the Common Shares of the Corporation and over any other shares ranking junior to the Preferred Shares as may be determined in the case of such series of Preferred Shares.

     2.3   Voting Rights

           Except as hereinafter referred to or as required by law or unless provision is made in the Articles relating to any series of Preferred Shares that such series is entitled to vote, the holders of the Preferred Shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation; provided, however, that the holders of Preferred Shares shall be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of the business of the Corporation.

     2.4   Amendments with Approval of Holders of the Preferred Shares

           The rights, privileges, restrictions and conditions attached to the Preferred Shares as a class may be added to, changed or removed but only with the approval of the holders of the Preferred Shares given as hereinafter specified.

     2.5   Approval of Holders of the Preferred Shares

           The approval of the holders of the Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Preferred Shares as a class or in respect of any other matter requiring the consent of the holders of the Preferred Shares may be given in such manner as may then be required by law, subject to a minimum requirement that such approval be given by resolution signed by all the holders of the Preferred Shares or passed by the affirmative vote of at least 2/3 of the votes cast at a meeting of the holders of the Preferred Shares duly called for that purpose.

           The formalities to be observed with respect to the giving of notice of any such meeting or any adjourned meeting, the quorum required therefor and the conduct thereof shall be those from time to time prescribed by the by-laws of the Corporation with respect to meetings of shareholders, or if not so prescribed, as required by the Act as in force at the time of the meeting. On every poll taken at every meeting of the holders of the Preferred Shares as a class, or at any joint meeting of the holders of two or more series of Preferred Shares, each holder of Preference Shares entitled to vote thereat shall have one vote in respect of each $1.00 of the issue price of each Preferred Shares held.

SERIES 1 PREFERENCE SHARES

     RESOLVED THAT the first series Preferred Shares shall consist of an unlimited number of shares and shall be designated as Series 1 Preferred Shares (the "Series 1 Preferred Shares"). The rights, privileges, restrictions and conditions attaching to the Series 1 Preferred Shares are as follows:

     1.    VOTING RIGHTS

           Subject to the BUSINESS CORPORATIONS ACT (the "Act"), the holders of the Series 1 Preferred Shares shall not, as such, be entitled to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

     2.    DIVIDENDS

           The holders of the Series 1 Preferred Shares shall not be entitled to receive any dividends declared by the Corporation.

     3.    DISTRIBUTION RIGHTS

           In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series 1 Preferred Shares shall be entitled to receive, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares, an amount equal to the amount paid for such shares and no more.

     4.    AUTOMATIC CONVERSION

           The Series 1 Preferred Shares shall convert into Common Shares on the basis of one Common Share for each Series 1 Preferred Shares held, such conversion to be effected by, and only by, approval of the conversion by ordinary resolution of the holders of the Common Shares. Following such approval, the conversion shall be effective on a date specified by the board of directors or on the date which in five days following the date of the approval, whichever first occurs (the "Automatic Conversion Date"). On and after the Automatic Conversion Date, the Corporation shall deliver, or cause to be delivered to or to the order of the holders of the Series 1 Preferred Shares, the Common Shares issued on such conversion on presentation and surrender at the registered office of the Corporation of certificates, if any, representing the Series 1 Preferred Shares being converted. From and after the Automatic Conversion Date, the former holders of the Series 1 Preferred Shares shall be entitled to exercise all rights of holders of Common Shares. All Common Shares resulting from the automatic conversion of Series 1 Preferred Shares into Common Shares pursuant to this section 4 shall be deemed to be fully paid and non-assessable.

9.  The issue, transfer or ownership of shares is not                  L'emission, le transfert ou la propriete d'actions
    restricted and the restrictions (if any) are as follows:           est n'est pas restraint. Les restrictions, s'il y a
                                                                       lieu, sont les suivantes :

The issuer, transfer or ownership of shares is not restricted.

10.  Other provisions (if any):                                        Autres dispositions, s'il y a lieu :

None

11. The statements required by subsection 178(2) of the BUSINESS       Les declarations exiges aux terms du paragraphe 178(2)
    CORPORATIONS ACT are attached as Schedule "A".                     de le Loi sur les compagnies constituent l'annexe "A".

12. A copy of the amalgamation agreement or directors                  Une copie de la convention de fusion ou les resolutions
    resolutions (as the case may be) is/are attached as                des administrateurs (selon le cas) constitue(nt)
    Schedule "B".                                                      l'annexe "B".

                                                                    Corporatek

These articles are signed in duplicate.                                Les presents statuts sont signes en double exemplaire.

----------------------------------------------------------             ----------------------------------------------------------
Names of the amalgamating corporations and signatures and              Denomination sociale des compagnies qui fusionnent,
descriptions of office of their proper officers.                       signature et fonction de leurs dirigeants regulierement
                                                                       designes.

CAPITAL ENVIRONMENTAL RESOURCE INC.      By/Par  [ILLEGIBLE SIGNATURE]       Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

WASTE SERVICES INC.                      By/Par  [ILLEGIBLE SIGNATURE]       Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

1364927 ONTARIO LIMITED                  By/Par  [ILLEGIBLE SIGNATURE]       Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

1364928 ONTARIO LIMITED                  By/Par  [ILLEGIBLE SIGNATURE]       Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

1427255 ONTARIO INC.                     By/Par  [ILLEGIBLE SIGNATURE]       Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

943162 ONTARIO INC.                      By/Par  [ILLEGIBLE SIGNATURE]       Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

HWM LTD.                                 By/Par  [ILLEGIBLE SIGNATURE]       Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

HUNEAULT SALES & EQUIPMENT LTD.          By/Par  [ILLEGIBLE SIGNATURE]       Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

                                                  R.R.O. 1990, Reg. 62, Form 4
                                               R.R.O. 1990, Reg. 62, Formule 4
                                                                    Corporatek

                                                                                                                   ANNEX / ANNEXE
----------------------------------------------------------             ----------------------------------------------------------
Names of the amalgamating corporations and signatures and              Denomination sociale des compagnies qui fusionnent,
descriptions of office of their proper officers.                       signature et fonction de leurs dirigeants regulierement
                                                                       designes.

MER BLEUE DEVELOPMENTS INC.              By/Par  [ILLEGIBLE SIGNATURE]       Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

NDC MANAGEMENT SERVICES INC.             By/Par  [ILLEGIBLE SIGNATURE]       Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

Z BEST WASTE SYSTEMS INC.                By/Par  [ILLEGIBLE SIGNATURE]       Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

QUALITY WASTE MANAGEMENT LTD.            By/Par  [ILLEGIBLE SIGNATURE]       Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

WEST COAST SURVIVAL & SAFETY INC.        By/Par  [ILLEGIBLE SIGNATURE]       Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

NO. 400 SAIL VIEW VENTURES LTD.          By/Par  [ILLEGIBLE SIGNATURE]       Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

ACTIVE DISPOSAL & RECYCLING LTD.         By/Par  [ILLEGIBLE SIGNATURE]       Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

                                         By/Par                              Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

                                         By/Par                              Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

                                         By/Par                              Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

                                         By/Par                              Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

                                         By/Par                              Secretary
------------------------------------     ------------------------------      -----------------------
      (Name of Corporation)                     (Signature)/(Signature)      (Description of Office)
(Denomination sociale de la societe)                                         (Fonction)

                                                                    Corporatek

                                   SCHEDULE "A"

                               STATEMENT OF OFFICER

1. I, THOMAS DURKIN, III am Secretary of Capital Environmental Resources Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd. Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., (the "Corporations") being each of the amalgamating corporations listed in the Articles of Amalgamation to which this statement is attached.

2. Having conducted such examinations of the books and records of each Corporation and having made such inquiries and investigations as are necessary to enable me to make this statement, I hereby state that there are reasonable grounds for believing that:

     (a) each Corporation is and the amalgamated corporation will be able to pay its liabilities as they become due;

     (b) the realizable value of the assets of the amalgamated corporation will not be less than the aggregate of its liabilities and stated capital of all classes; and

     (c)  no creditor will be prejudiced by the amalgamation.

          DATED: December 23, 2002.

                                                      /s/ Thomas Durkin, III
                                                  -----------------------------
                                                       Thomas Durkin, III

                                   SCHEDULE "B"

                     CAPITAL ENVIRONMENTAL RESOURCE INC.
                             (the "Corporation")

"NOW THEREFORE BE IT RESOLVED THAT:

1. the amalgamation of the Corporation with 1364927 Ontario Limited, 1364928 Ontario Limited, Waste Services Inc., HWM Ltd., 1427255 Ontario Inc., NDC Management Services Inc., 943162 Ontario Inc., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., Z Best Waste Systems Inc., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., Active Disposal & Recycling Ltd., and Quality Waste Management Ltd., (the "Subsidiaries") is hereby approved;

2. the by-laws of the amalgamated corporation shall be the by-laws of the Corporation, until amended or repealed;

3.   (i)   the shares of each of the Subsidiaries shall be cancelled without any repayment of capital in respect thereof;

     (ii) except as may be prescribed by the BUSINESS CORPORATIONS ACT, the articles of amalgamation shall be the same as the articles of the Corporation;

     (iii) no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation;

4. any director or officer of the Corporation is hereby authorized to take any action and to execute any document which, in the opinion of that person, is necessary or desirable to give effect to this resolution and to deliver all or any of those documents to the Ministry of Consumer and Commercial Relations; and

5. this resolution may be executed in counterparts and by electronic facsimile transmission, each of which shall be deemed to be an original and all of which shall constitute one and the same document."

                                    * * *

                                   SCHEDULE "B"

                                WASTE SERVICES INC.

"AMALGAMATION

     WHEREAS the Corporation is a subsidiary of Capital Environmental Resource Inc. and it is desirable that the Corporation amalgamate with Capital Environmental Resource Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., pursuant to subsection 177(1) of the BUSINESS CORPORATIONS ACT (the "Act");

     RESOLVED THAT:

1. the amalgamation of the Corporation and Capital Environmental Resource Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., under the Act, pursuant to subsection 177(1) thereof, is approved;

2. upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Capital Environmental Resource Inc.;

4. no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5. any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation."

                                    * * *

                                   SCHEDULE "B"

                             1364927 ONTARIO LIMITED

"AMALGAMATION

     WHEREAS the Corporation is a subsidiary of Capital Environmental Resource Inc. and it is desirable that the Corporation amalgamate with Capital Environmental Resource Inc., Waste Services Inc., 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., pursuant to subsection 177(1) of the BUSINESS CORPORATIONS ACT (the "Act");

     RESOLVED THAT:

1. the amalgamation of the Corporation and Capital Environmental Resource Inc., Waste Services Inc., 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., under the Act, pursuant to subsection 177(1) thereof, is approved;

2. upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Capital Environmental Resource Inc.;

4. no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5. any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation."

                                    * * *

                                   SCHEDULE "B"

                             1364928 ONTARIO LIMITED

"AMALGAMATION

     WHEREAS the Corporation is a subsidiary of Capital Environmental Resource Inc. and it is desirable that the Corporation amalgamate with Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., pursuant to subsection 177(1) of the BUSINESS CORPORATIONS ACT (the "Act");

     RESOLVED THAT:

1. the amalgamation of the Corporation and Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., under the Act, pursuant to subsection 177(1) thereof, is approved;

2. upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Capital Environmental Resource Inc.;

4. no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5. any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation."

                                    * * *

                                   SCHEDULE "B"

                               1427255 ONTARIO INC.

"AMALGAMATION

     WHEREAS the Corporation is a subsidiary of Capital Environmental Resource Inc. and it is desirable that the Corporation amalgamate with Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., pursuant to subsection 177(1) of the BUSINESS CORPORATIONS ACT (the "Act");

     RESOLVED THAT:

1. the amalgamation of the Corporation and Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., under the Act, pursuant to subsection 177(1) thereof, is approved;

2. upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Capital Environmental Resource Inc.;

4. no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5. any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation."

                                    * * *

                                   SCHEDULE "B"

                              943162 ONTARIO INC.

"AMALGAMATION

     WHEREAS the Corporation is a subsidiary of Capital Environmental Resource Inc. and it is desirable that the Corporation amalgamate with Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., pursuant to subsection 177(1) of the BUSINESS CORPORATIONS ACT (the "Act");

     RESOLVED THAT:

1. the amalgamation of the Corporation and Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival &
     Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., under the Act, pursuant to subsection 177(1) thereof, is approved;

2. upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Capital Environmental Resource Inc.;

4. no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5. any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation."

                                    * * *

                                   SCHEDULE "B"

                                     HWM LTD.

"AMALGAMATION

     WHEREAS the Corporation is a subsidiary of Capital Environmental Resource Inc. and it is desirable that the Corporation amalgamate with Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., pursuant to subsection 177(1) of the BUSINESS CORPORATIONS ACT (the "Act");

     RESOLVED THAT:

1. the amalgamation of the Corporation and Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., under the Act, pursuant to subsection 177(1) thereof, is approved;

2. upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Capital Environmental Resource Inc.;

4. no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5. any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation."

                                    * * *

                                   SCHEDULE "B"

                         HUNEAULT SALES & EQUIPMENT LTD.

"AMALGAMATION

     WHEREAS the Corporation is a subsidiary of Capital Environmental Resource Inc. and it is desirable that the Corporation amalgamate with Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., pursuant to subsection 177(1) of the BUSINESS CORPORATIONS ACT
(the "Act");

     RESOLVED THAT:

1. the amalgamation of the Corporation and Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., under the Act, pursuant to subsection 177(1) thereof, is approved;

2. upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Capital Environmental Resource Inc.;

4. no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5. any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation."

                                    * * *

                                   SCHEDULE "B"

                           MER BLEUE DEVELOPMENTS INC.

"AMALGAMATION

     WHEREAS the Corporation is a subsidiary of Capital Environmental
Resource Inc. and it is desirable that the Corporation amalgamate with Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival &
Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., pursuant to subsection 177(1) of the BUSINESS CORPORATIONS ACT
(the "Act");

     RESOLVED THAT:

1. the amalgamation of the Corporation and Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., under the Act, pursuant to subsection 177(1) thereof, is approved;

2. upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Capital Environmental Resource Inc.;

4. no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5. any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation."

                                    * * *

                                   SCHEDULE "B"

                          NDC MANAGEMENT SERVICES INC.

"AMALGAMATION

     WHEREAS the Corporation is a subsidiary of Capital Environmental
Resource Inc. and it is desirable that the Corporation amalgamate with Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., pursuant to subsection 177(1) of the BUSINESS CORPORATIONS ACT
(the "Act");

     RESOLVED THAT:

1. the amalgamation of the Corporation and Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., under the Act, pursuant to subsection 177(1) thereof, is approved;

2. upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Capital Environmental Resource Inc.;

4. no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5. any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation."

                                    * * *

                                   SCHEDULE "B"

                            Z BEST WASTE SYSTEMS INC.

"AMALGAMATION

     WHEREAS the Corporation is a subsidiary of Capital Environmental Resource Inc. and it is desirable that the Corporation amalgamate with Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., pursuant to subsection 177(1) of the BUSINESS CORPORATIONS ACT (the "Act");

     RESOLVED THAT:

1. the amalgamation of the Corporation and Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., under the Act, pursuant to subsection 177(1) thereof, is approved;

2. upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Capital Environmental Resource Inc.;

4. no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5. any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation."

                                    * * *

                                   SCHEDULE "B"

                          QUALITY WASTE MANAGEMENT LTD.

"AMALGAMATION

     WHEREAS the Corporation is a subsidiary of Capital Environmental
Resource Inc. and it is desirable that the Corporation amalgamate with Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc.,
NDC Management Services Inc., Z Best Waste Systems Inc., West Coast Survival
& Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., pursuant to subsection 177(1) of the BUSINESS CORPORATIONS ACT
(the "Act");

     RESOLVED THAT:

1. the amalgamation of the Corporation and Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., West Coast Survival & Safety Inc., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., under the Act, pursuant to subsection 177(1) thereof, is approved;

2. upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Capital Environmental Resource Inc.;

4. no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5. any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation."

                                    * * *

                                   SCHEDULE "B"

                        WEST COAST SURVIVAL & SAFETY INC.

"AMALGAMATION

     WHEREAS the Corporation is a subsidiary of Capital Environmental
Resource Inc. and it is desirable that the Corporation amalgamate with Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc.,
NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., pursuant to subsection 177(1) of the BUSINESS CORPORATIONS ACT (the "Act");

     RESOLVED THAT:

1. the amalgamation of the Corporation and Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., No. 400 Sail View Ventures Ltd., and Active Disposal & Recycling Ltd., under the Act, pursuant to subsection 177(1) thereof, is approved;

2. upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Capital Environmental Resource Inc.;

4. no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5. any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation."

                                    * * *

                                   SCHEDULE "B"

                        NO. 400 SAIL VIEW VENTURES LTD.

"AMALGAMATION

     WHEREAS the Corporation is a subsidiary of Capital Environmental
Resource Inc. and it is desirable that the Corporation amalgamate with Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc.,
NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., and Active Disposal & Recycling Ltd., pursuant to subsection 177(1) of the BUSINESS CORPORATIONS ACT (the "Act");

     RESOLVED THAT:

1. the amalgamation of the Corporation and Capital Environmental Resource Inc., Waste Services Inc., 1364927 Ontario Limited, 1364928 Ontario Limited, 1427255 Ontario Inc., 943162 Ontario Inc., HWM Ltd., Huneault Sales & Equipment Ltd., Mer Bleue Developments Inc., NDC Management Services Inc., Z Best Waste Systems Inc., Quality Waste Management Ltd., West Coast Survival & Safety Inc., and Active Disposal & Recycling Ltd., under the Act, pursuant to subsection 177(1) thereof, is approved;

2. upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Capital Environmental Resource Inc.;

4. no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5. any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation."

                                    * * *